UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2016

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,
Albany, New York 12203

(Address of principal executive offices)

(518) 452-1242

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

On October 17, 2016, Trans World Entertainment Corporation (the “Company”) acquired (the “Acquisition”) all of the issued and outstanding capital stock of Etailz Inc. (“etailz”) pursuant to a share purchase agreement by and among the Company, etailz, the equity holders of etailz and the sellers’ representative named therein.

(a) Financial Statements of Business Acquired.

The audited financial statements of etailz as of December 31, 2015 and 2014 and for the periods ended December 31, 2015, December 31, 2014 and December 31, 2013 are filed herewith as Exhibit 99.2 to this Form 8-K/A.

The consent of Moss Adams LLP, etailz’s independent auditors, is attached hereto as Exhibit 23.1 to this Form 8-K/A.

The unaudited interim financial statements of etailz as of June 30, 2016 and 2015 and for the periods then ended are filed herewith as Exhibit 99.4 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the Acquisition, as of the year ended January 30, 2016 and for the six months ended July 30, 2016, are filed herewith as Exhibit 99.3.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of Moss Adams LLP, independent auditors of etailz, Inc.

99.2	Audited financial statements of etailz as of December 31, 2015 and 2014 and for the periods ended December 31, 2015, December 31, 2014 and December 31, 2013.

99.3	Unaudited pro forma condensed combined financial information of the Company and etailz for the year ended January 30, 2016 and for the six months ended July 30, 2016

99.4	Unaudited interim financial statements of etailz as of June 30, 2016 and 2015 and for the periods then ended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2016	TRANS WORLD ENTERTAINMENT CORPORATION

	By:	/s/ John Anderson
Name: John Anderson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Moss Adams LLP, independent auditors of etailz, Inc.

99.2	Audited financial statements of etailz as of December 31, 2015 and 2014 and for the periods ended December 31, 2015, December 31, 2014 and December 31, 2013.

99.3	Unaudited pro forma condensed combined financial information of the Company for the year ended January 30, 2016 and for the six months ended July 30, 2016

99.4	Unaudited interim financial statements of etailz as of June 30, 2016 and 2015 and for the periods then ended.